UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2012

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 567-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 1, 2012, Ameristar Casinos, Inc. issued a press release announcing its financial results for the fourth quarter of 2011 and the year ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description
99.1	February 1, 2012 Press Release of the Registrant announcing financial results for the fourth quarter of 2011 and the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameristar Casinos, Inc.

February 1, 2012	By:	/s/ Thomas M. Steinbauer
		Name:	Thomas M. Steinbauer
		Title:	Senior Vice President of Finance, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	February 1, 2012 Press Release of the Registrant announcing financial results for the fourth quarter of 2011 and the year ended December 31, 2011.